UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2015

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 11, 2015, Wynn Resorts, Limited (“Wynn Resorts”) issued a press release announcing the pricing by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp., each an indirect wholly owned subsidiary of Wynn Resorts, of $1.8 billion aggregate principal amount of 5.5% Senior Notes due 2025 (the “Notes”). This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the Notes described in the press release, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 11, 2015, of Wynn Resorts, Limited.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: February 11, 2015	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN LAS VEGAS, LLC

Dated: February 11, 2015	By:	Wynn Resorts Holdings, LLC
its sole member

	By:	Wynn Resorts, Limited
its sole member

	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 11, 2015, of Wynn Resorts, Limited.